As filed with the Securities and Exchange Commission on August 10, 2005
Registration No. 2-98349

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 1 to Form S-3
REGISTRATION STATEMENT
Under
THE SECURITIES ACT OF 1933

UNOCAL CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation or organization)
20-2659678
(I.R.S. Employer Identification No.)
6001 Bollinger Canyon Road
San Ramon, California 94583
(925) 842-1000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Kimberley C. Schafer
Assistant Corporate Secretary
6001 Bollinger Canyon Road
San Ramon, California 94583
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copies to:
Terry M. Kee, Esq.
Pillsbury Winthrop Shaw Pittman LLP
50 Fremont Street
San Francisco, California 94105

TERMINATION OF REGISTRATION
     This Post-Effective Amendment No. 1 relates to the Registration Statement on Form S-3, Registration No. 2-98349, filed on June 20, 1985, pertaining to Senior Secured Notes of Unocal Corporation.
     The undersigned Registrant hereby removes and withdraws from registration all securities registered pursuant to this Registration Statement which remain unissued.
SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478 thereunder, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Ramon, State of California, on August 10, 2005.

UNOCAL CORPORATION

By:	/s/ KIMBERLEY C. SCHAFER

Kimberley C. Schafer
Assistant Corporate Secretary